SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 _______________


                Date of Report (Date of earliest event reported):

                                December 7, 1999


                             3TEC ENERGY CORPORATION



                                    Delaware
--------------------------------------------------------------------------------

                  State or Other Jurisdiction of Incorporation



                 000-14745                             76-0624573
--------------------------------------------------------------------------------
           (Commission File No.)            (IRS Employer Identification No.)



      Two Shell Plaza, 777 Walker Street, Ste 2400
                     Houston, Texas                          77002
--------------------------------------------------------------------------------
         Address of Principal Executive Offices             Zip Code



                                  713-222-6275
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area  Code



                                       N/A
--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Purpose  of  this  Amendment

     On December 7, 1999, the registrant filed its Form 8-K for the acquisition of certain oil and gas properties and interests of Floyd Oil Company (the "Floyd Oil Properties"). Financial information required under Item 7 and Regulation S-B
Item 310 was not available at the time of the filing. The purpose of this amendment is to include the required audited financial statements and pro forma information.

Item  2.  Acquisition  or  Disposition  of  Assets.

     On November 23, 1999, 3TEC Energy Corporation (f/k/a Middle Bay Oil Company, Inc.) ("3TEC") closed the previously announced transaction to purchase the Floyd Oil Properties as described in the registrant's Form 8-K filed on December 7, 1999.

Item  7.  Financial  Statements  and  Exhibits.

     The financial statement information required under Regulation S-B Item 310 is included after the signature page as follows:

(a) Financial statements of business acquired:

     Floyd Oil Properties Acquisition:

     Report of Independent Public Accountants. . . . . . . . . . . . . . . . . . . . . . . . .   3

     Statements of Revenues and Direct Operating Expenses for the Years ended December
     31, 1998 and 1997 (audited) and the periods ended September 30, 1999 and 1998
     (unaudited), with respect to the Acquired Properties. . . . . . . . . . . . . . . . . . .   4

     Notes to Statements of Revenues and Direct Operating Expenses . . . . . . . . . . . . . .   5

(b) Pro forma financial information:

     3TEC Energy Corporation:

     3TEC Energy Corporation Unaudited Pro Forma Condensed Consolidated
     Financial Data. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

     Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1999. . . . . .   9

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11


                                        1

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements. . . . . . . . .  12

(c) Exhibits:


      2.1     Form of Purchase Agreement (previously filed as Exhibit 2.1 to 3TEC's Form 8-K filed on December 7, 1999).

     99.1     Press Release issued by the Registrant on November 30, 1999 (previously filed as
              Exhibit 99.1 to 3TEC's Form 8-K filed on December 7, 1999).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             3TEC ENERGY CORPORATION
                                  (Registrant)


Date:  January  13,  2000                By:  /s/  Floyd  C.  Wilson
                                            ------------------------------------
                                              Floyd  C.  Wilson
                                              President, Chief Executive Officer
                                              and  Chairman  of  the  Board

                 REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS



To  the  Board  of  Directors  of
3TEC  Energy  Corporation:

     We have audited the accompanying statements of revenues and direct operating expenses for the years ended December 31, 1998 and 1997, for the Acquired Properties (as described in Note 1). These financial statements are the responsibility of 3TEC Energy Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying statements were prepared as described in Note 2 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Acquired Properties for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.






Houston,  Texas
December   13,  1999

                                                     Arthur  Andersen  LLP

                               ACQUIRED PROPERTIES

              Statements of Revenues and Direct Operating Expenses

                                 (In thousands)

                                                    Unaudited
                                                ----------------


                                Years Ended    Nine Months Ended
                                December 31,     September 30,
                              ----------------  ----------------


                               1997     1998     1998     1999
                              -------  -------  -------  -------


Revenues:

  Oil revenues                $17,713  $10,520  $ 8,349  $ 8,558

  Gas revenues                 29,458   22,790   17,855   17,563

  Plant product revenues        1,391      757      610      652
                              -------  -------  -------  -------



                               48,562   34,067   26,814   26,773
                              -------  -------  -------  -------



Direct operating expenses:

  Lease operating expenses     12,466   12,748    9,624    8,861

  Production taxes              2,673    1,869    1,507    1,390
                              -------  -------  -------  -------



  Direct operating expenses    15,139   14,617   11,131   10,251
                              -------  -------  -------  -------



Revenues in excess of direct

  operating expenses          $33,423  $19,450  $15,683  $16,522
                              =======  =======  =======  =======

                             See accompanying notes.

                               ACQUIRED PROPERTIES
          Notes to Statements of Revenues and Direct Operating Expenses

1.     The  Properties


     On November 23, 1999, 3TEC Energy Corporation ("3TEC Energy"), formerly known as Middle Bay Oil Company, Inc., acquired certain oil and gas properties and interests (the "Acquired Properties") from Floyd Oil Company ("Floyd") and certain partnerships and other entities managed or sponsored by Floyd (collectively, the "Sellers") for a purchase price of approximately $87 million in cash and 1.5 million shares of 3TEC Energy's common stock. The effective date of the transaction was January 1, 1999. The majority of the Acquired Properties are located in Texas and Louisiana.

2.     Basis  of  Presentation

     During the periods presented, the Acquired Properties were not accounted for or operated as a separate division by Floyd. Information with respect to depreciation, depletion and amortization is not available for the Acquired Properties. General and administrative expenses incurred by Floyd were not allocated to the Acquired Properties. The Sellers were not taxpaying entities and, therefore, income tax information with respect to the Acquired Properties is not available. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

     Revenues and direct operating expenses included in the accompanying statements represent the Sellers' net working and royalty interests in the Acquired Properties and are presented on the accrual basis of accounting. Depreciation, depletion, and amortization, allocated general and administrative expenses and income tax expense have been excluded.

     The statements presented are not indicative of the future results of operations of the Acquired Properties due to anticipated changes in various operating expenses and the omission of other costs as discussed above.

3.     Commitments  and  Contingencies

     The management of 3TEC Energy is not aware of any legal, environmental or other commitments or contingencies that would be materially important in relation to the revenues and direct operating expenses of the Acquired Properties.

4.     Related  Party  Transactions

     An affiliate of Floyd operated certain oil and gas wells included in the Acquired Properties. Fees related to such wells in the amount of $442,600 and $460,000 were charged to the Acquired Properties during the years ended December 31, 1997 and 1998, respectively, and $345,600 and $353,700 for the nine month periods ended September 30, 1998 and 1999, respectively. These fees are reflected in direct operating expenses in the accompanying statements.

5.     Capital  Expenditures  (Unaudited)

     Direct operating expenses do not include exploration and development expenditures related to the Acquired Properties which totaled $4.3 million and $4.1 million for the years ended December 31, 1997 and 1998, respectively and $2.9 million and $2.6 million for the nine month periods ended September 30, 1998 and 1999, respectively.

6.     Supplemental  Oil  and  Gas  Reserve  Information  (Unaudited)

     Total proved and proved developed oil and gas reserves of the Acquired Properties at December 31, 1998 have been estimated based on reserve estimates prepared by Ryder Scott Company Petroleum Engineers as of September 30, 1999, adjusted for production from September 30, 1999 to December 31, 1998. Comparable estimates were not readily available for subsequent or prior periods. Therefore, reserves for December 31, 1997 and 1998 have been calculated by adjusting the September 30, 1999 amounts for the respective period's activities and, consequently, no revisions of previous estimates have been reflected. All reserve estimates are based on economic and operating conditions existing at September 30, 1999. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas, averaging $22.44 per barrel of oil and $2.75 per thousand cubic foot of gas (with consideration of price changes only to the extent provided by contractual arrangements) as of September 30, 1999 to estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of September 30, 1999, to be incurred in developing and producing the proved reserves. As discussed above, income tax information for the Acquired Properties is not available and therefore is not presented.

                                 Years Ended December 31,
                            ----------------------------------  Nine Months Ended
                                  1997             1998        September 30, 1999
                            ----------------  ----------------  ----------------

                             Oil      Gas      Oil      Gas      Oil      Gas

                            (Mbbl)   (MMcf)   (Mbbl)   (MMcf)   (Mbbl)   (MMcf)
                            ------  --------  ------  --------  ------  --------


Proved reserves:

  Beginning of year         9,251   163,255   8,328   151,761   7,477   140,780



  Production                 (923)  (11,494)   (851)  (10,981)   (565)   (8,078)
                            ------  --------  ------  --------  ------  --------



  End of period             8,328   151,761   7,477   140,780   6,912   132,702
                            ======  ========  ======  ========  ======  ========



Proved developed reserves:

  Beginning of year         8,802   126,082   7,879   114,588   7,028   103,607
                            ======  ========  ======  ========  ======  ========



  End of period             7,879   114,588   7,028   103,607   6,463    95,529
                            ======  ========  ======  ========  ======  ========

6.  Supplemental  Oil  and  Gas  Reserve  Information  (Unaudited)  (Continued)


     Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves as of September 30, 1999 (in thousands):


  Future cash inflows                        $ 473,020

  Future production costs                     (125,021)

  Future development costs                     (22,519)
                                             ----------



  Future net inflows before income taxes       325,480

  10% discount factor                         (154,320)
                                             ----------



  Standardized measure of discounted future

    net cash flows before income taxes       $ 171,160
                                             ==========


     Changes to Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves for the Nine Month Period Ended September 30, 1999 (in thousands):


  Standardized measure, beginning of year   $175,970

    Sales, net of production costs           (16,522)

    Net change in future development costs     2,612

    Accretion of discount                      9,100
                                            ---------


  Standardized measure, end of period       $171,160
                                            =========

                             3TEC ENERGY CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

     The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 1999 gives effect to the purchase of the Acquired Properties (the Purchase) as if it occurred on September 30, 1999. The unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 1999 and the year ended December 31, 1998 give effect to the Purchase as if it had occurred at the beginning of the periods presented. The unaudited pro forma condensed consolidated financial statements have also been prepared to give effect to the issuance of 1,055,042 shares of common stock and warrants to purchase 798,677 shares of common stock for an aggregate purchase price of $2,373,844 and the issuance of a senior convertible subordinated note for $2,373,844 under a securities purchase agreement between The Prudential Insurance Company of America (Prudential) and 3TEC Energy Corporation (3TEC) on October 19, 1999, as if it had occurred on September 30, 1999 and at the beginning of the periods presented. These unaudited pro forma condensed consolidated statements of operations also give effect to the August 27, 1999 issuance of 4,755,556 shares of common stock and warrants to purchase 3,600,000 shares of Common Stock for an aggregate purchase price of $10,700,000 and the issuance of a senior convertible subordinated notes for $10,700,000 under the securities purchase agreement with 3TEC Energy Company L.L.C. (3TEC
LLC) as if it had occurred at the beginning of the periods presented. The Prudential and 3TEC LLC transactions are included in the pro forma condensed consolidated financial statements as the transactions provided a significant portion of the financing for the Purchase.

     The following unaudited pro forma financial data have been included as required by the rules of the SEC and are provided for comparative purposes only. The unaudited pro forma financial data presented are based upon the historical consolidated financial statements of 3TEC and the historical statements of revenues and direct operating expenses of the Acquired Properties and should be read in conjunction with such financial statements and the related notes thereto which are incorporated herein by reference.

     The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial data are not necessarily indicative of the financial results that would have occurred had the Purchase been effective on and as of the dates indicated and should not be viewed as indicative of operations in future periods.

                                         3TEC ENERGY CORPORATION
                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                            September 30, 1999


                                                                              PRO FORMA
                                                               3TEC           COMBINED        PRO FORMA
                                                           CONSOLIDATED      ADJUSTMENTS      COMBINED
                                                         ----------------  ---------------  -------------

ASSETS

Current Assets

     Cash and cash equivalents                           $    25,076,465   $  4,747,688(A)

                                                                           (27,032,778)(C)  $  2,791,375

     Accounts receivable                                       2,716,165                0      2,716,165

     Other current assets                                         90,567                0         90,567
                                                         ----------------  ---------------  -------------

          Total Current Assets                                27,883,197      (22,285,090)     5,598,107



Property and equipment (at cost)

     Oil and gas properties (successful efforts method)       80,659,521     94,918,548(B)   175,578,069

     Other                                                       988,579         85,000(B)     1,073,579
                                                         ----------------  ---------------  -------------

                                                              81,648,100       95,003,548    176,651,648



Accumulated depletion, depreciation, and amortization        (35,425,362)               0    (35,425,362)
                                                         ----------------  ---------------  -------------

                                                              46,222,738       95,003,548    141,226,286
                                                         ----------------  ---------------  -------------



Other assets                                                     637,875        531,250(B)

                                                                               (87,045)(C)     1,082,080
                                                         ----------------  ---------------  -------------



Total Assets                                             $    74,743,810   $   73,162,663   $147,906,473
                                                         ================  ===============  =============



LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities

     Current maturity of long-term debt                  $     4,314,318   $(4,314,318)(C)  $          0

     Accounts payable - trade                                  2,822,415                0      2,822,415

     Accounts payable - revenue                                  362,065                0        362,065

     Other current liabilities                                   200,806                0        200,806
                                                         ----------------  ---------------  -------------

Total current liabilities                                      7,699,604       (4,314,318)     3,385,286



Long-term debt                                                24,176,249     65,823,751(C)    90,000,000

Convertible subordinated notes                                10,850,000      2,373,844(A)    13,223,844

Deferred income taxes                                            486,353       (30,466)(C)       455,887

Other liabilities                                                304,404                0        304,404

Minority Interest                                              1,014,155                0      1,014,155



Stockholders' equity

     Convertible preferred stock (Series B)                    3,627,000                0      3,627,000

     Convertible preferred stock (Series C)                    5,235,083                0      5,235,083

     Common stock, $.02 par value, issued 13,383,005             267,692         21,101(A)

 shares (historical) and 15,948,325 (pro forma)                                  30,206(C)       318,999

     Paid-in-capital                                          48,137,005      6,962,381(C)

                                                                              2,352,743(A)    57,452,129
                                                         ----------------  ---------------  -------------

     Accumulated deficit                                     (26,985,695)      (56,579)(C)   (27,042,274)

     Less cost of treasury stock, 21,773 shares                  (68,040)               0        (68,040)
                                                         ----------------  ---------------  -------------

Total stockholders' equity                                    30,213,045        9,309,852     39,522,897
                                                         ----------------  ---------------  -------------



Total Liabilities and Stockholders' Equity               $    74,743,810   $   73,162,663   $147,906,473
                                                         ================  ===============  =============

Note:  Accompanying  Notes  are  an  integral  part  of  these  statements.

                                              3 TEC ENERGY CORPORATION
                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                            Year Ended December 31, 1998



    3TEC                                                    ACQUIRED       COMBINED       PRO FORMA

    CONSOLIDATED                                           PROPERTIES    ADJUSTMENTS      COMBINED
                                                          -------------------------------------------  ------------

Revenues

     Oil and gas sales and plant income                   $15,011,354   $34,067,434(D)  $          0   $49,078,788

     Gain on sale of properties                             1,953,362               0              0     1,953,362

     Delay rental and lease bonus income                      217,404               0              0       217,404

    Other                                                     520,458               0              0       520,458
                                                          -------------------------------------------  ------------

Total Revenues                                             17,702,578      34,067,434              0    51,770,012

Costs and Expenses

     Lease operating, production taxes

     and plant costs                                        7,801,249    14,617,417(D)   (681,000)(E)   21,737,666

     Geological and geophysical                               877,643               0              0       877,643

     Depreciation, depletion and amortization               7,116,116               0    7,908,630(F)   15,024,746

     Impairments                                            4,164,184               0              0     4,164,184

     Dry-hole                                                 503,444               0              0       503,444

     Interest                                               1,971,595               0    6,580,420(G)    8,552,015

     Stock compensation                                       266,445               0              0       266,445

     General and administrative                             4,266,727               0    2,135,613(H)    6,402,340

     Other                                                    138,855               0              0       138,855
                                                          -------------------------------------------  ------------

Total Costs and Expenses                                   27,106,258      14,617,417     15,943,663    57,667,338



Income (loss) before income taxes and minority interest    (9,403,680)     19,450,017    (15,943,663)   (5,897,326)

Minority interest                                              15,089               0              0        15,089

Provision for income taxes (benefit)                       (2,829,762)              0    1,192,160(I)   (1,637,602)
                                                          -------------------------------------------  ------------



Net income (loss)                                          (6,589,007)     19,450,017    (17,135,823)   (4,274,813)


Dividends to Preferred Stockholders                            67,945               0              0        67,945
                                                          -------------------------------------------  ------------



Net income (loss) applicable to common  stockholders      $(6,656,952)  $  19,450,017   $(17,135,823)  $(4,342,758)
                                                          ===========================================  ============

Net income (loss) per share-Basic                         $     (0.83)                                 $     (0.28)

Net income (loss) per share-Diluted                       $     (0.83)                                 $     (0.28)



Weighted average common shares outstanding

     Basic                                                  8,050,108                    7,388,092(J)   15,438,200

     Diluted                                                8,050,108                    7,388,092(K)   15,438,200

                                              3 TEC ENERGY CORPORATION
                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                        Nine Months Ended September 30, 1999



                                                                                         PRO FORMA
                                                             3TEC          ACQUIRED       COMBINED      PRO FORMA
                                                          CONSOLIDATED    PROPERTIES     ADJUSTMENTS    COMBINED
                                                          ----------------------------  -------------  ------------

Revenues

     Oil and gas sales and plant income                   $11,328,502   $26,772,564(D)  $          0   $38,101,066

     Gain on sale of properties                               882,477                0             0       882,477

     Delay rental and lease bonus income                       64,911                0             0        64,911

     Other                                                    691,442                0             0       691,442
                                                          ----------------------------  -------------  ------------

Total Revenues                                             12,967,332       26,772,564             0    39,739,896

Costs and Expenses

     Lease operating, production taxes

       and plant costs                                      4,450,843    10,251,016(D)   (530,000)(E)   14,171,859

     Geological and geophysical                               188,484                0             0       188,484

     Depreciation, depletion and amortization               4,046,546                0   5,607,811(F)    9,654,357

     Impairments                                            1,688,443                0             0     1,688,443

     Dry-hole                                                 455,108                0             0       455,108

     Interest                                               1,739,362                0   3,484,787(G)    5,224,149

     Stock compensation                                       729,938                0             0       729,938

     Severance payment                                        284,060                0             0       284,060

     Compensation plan payment                                292,527                0             0       292,527

     General and administrative                             3,048,430                0   1,483,252(H)    4,531,682

     Other                                                    481,622                0             0       481,622
                                                          ----------------------------  -------------  ------------

Total Costs and Expenses                                   17,405,363       10,251,016    10,045,850    37,702,229



Income (loss) before income taxes and minority interest    (4,438,031)      16,521,548   (10,045,850)    2,037,667

Minority interest                                             (40,228)               0             0       (40,228)

Provision for income taxes (benefit)                       (1,242,324)               0   2,201,737(I)      959,413
                                                          ----------------------------  -------------  ------------

Net income (loss)                                          (3,155,479)      16,521,548   (12,247,587)    1,118,482



Dividends to Preferred Stockholders                           428,509                0             0       428,509
                                                          ----------------------------  -------------  ------------

Net income (loss) applicable to common stockholders       $(3,583,988)  $   16,521,548  $(12,247,587)  $   689,973
                                                          ============================  =============  ============

Net income (loss) per share-Basic                         $     (0.39)                                 $      0.04

Net income (loss) per share-Diluted                       $     (0.39)                                 $      0.04

Weighted average common shares outstanding

     Basic                                                  9,137,784                    6,782,566(J)   15,920,350

     Diluted                                                9,137,784                    8,824,317(K)   17,962,101

                             3TEC ENERGY CORPORATION

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A) To record the issuance of 1,055,042 shares of common stock and 798,677 warrants for an aggregate purchase price of $2,373,844 and the issuance of a senior convertible subordinated note for $2,373,844 under a securities purchase agreement to The Prudential Insurance Company of America (Prudential) to provide partial financing for the acquisition.

(B) To record the purchase of the Acquired Properties and other assets pursuant to the transaction. The allocation of the purchase price using the purchase method of accounting is presented below. The allocation of the purchase price is preliminary and, therefore subject to change. Any future adjustments to the allocation of the purchase price are not anticipated to be material to the unaudited pro forma financial statements.

The  purchase  price  entries  are  as  follows:

Purchase price                                                         $96,916,453
Estimated purchase price adjustments, including distributions of cash flows from the Acquired Properties from the effective date to the
closing date of November 30, 1999                                       (3,080,905)
Deferred financing costs                                                   531,250
Transaction costs                                                        1,168,000
                                                                       ------------
Total purchase price                                                    95,534,798
                                                                       ============

Purchase price allocation:
Acquisition costs allocated to oil and gas properties                   94,918,548
Deferred debt costs                                                        531,250
Furniture and fixtures                                                      85,000
                                                                       ------------
Total purchase allocation                                               95,534,798
                                                                       ============

(C) To record the effect of borrowings of $90,000,000 under 3TEC's $250 million credit facility, issuance of 1,510,278 shares of common stock, valued at $6,992,587, or $4.63 per share, and use of existing cash to finance the Purchase and repay the outstanding borrowing of $28,490,567 under 3TEC's former revolving line of credit. In addition, to record the bank facility fee associated with 3TEC's $250 million credit facility, and eliminate $87,045 ($56,579, net of $30,466 of tax) of net deferred debt costs associated with 3TEC's former revolving line of credit.

(D) To record the revenues and direct operating expenses related to the Acquired Properties.

(E) To eliminate overhead charges that will no longer be incurred on a portion of the acquired properties, as such will be operated by 3TEC and its subsidiaries.

(F) To adjust depletion, depreciation and amortization to give effect to the purchase price allocated to the Acquired Properties using the unit of production method under the successful efforts method of accounting.

(G) To record the net increase in interest expense (at 9.24% and 7.27% for the year ended December 31, 1998 and the period ended September 30, 1999, respectively) and amortization of deferred financing costs relating to the borrowings under 3TEC's $250 million credit facility, and to record interest expense on convertible subordinated notes issued to EnCap Investments L.L.C.
(EnCap) and Prudential of $1,190,146 and $800,384 for the year ended December 31, 1998 and the period ended September 30, 1999 respectively.

(H) To record additional general and administrative expenses relating to additional costs anticipated to be incurred due to contractual obligations incurred in completing the Purchase.

(I) To record income tax expense on the pro forma adjustments based on 3TEC's statutory tax rate of 34%.

     3TEC  ENERGY  CORPORATION

     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

(J) To reflect the impact on basic weighted average common shares outstanding of 1,510,278 shares of 3TEC common stock issued for the Acquired Properties, 1,055,042 shares of 3TEC common stock issued to Prudential under the securities purchase agreement, and 4,822,772 shares of 3TEC common stock issued to EnCap and related party.

(K) To reflect the impact on diluted weighted average common shares outstanding of 1,510,278 shares of 3TEC common stock issued for the Acquired Properties, 1,055,042 shares of 3TEC common stock issued to Prudential under the securities purchase agreement, and 4,822,772 shares of 3TEC common stock issued to EnCap and related party, for the nine months ended September 30, 1999. The weighted average common stock equivalents were not included in 3TEC's diluted weighted average common shares outstanding for the year ended December 31, 1998, because their effect would have been antidilutive.

UNAUDITED  PRO  FORMA  SUPPLEMENTAL  OIL  AND  GAS  DISCLOSURE

     The following tables set forth certain unaudited pro forma information concerning 3TEC's proved oil and gas reserves at September 30, 1999, giving effect to the acquisition of the Acquired Properties as if they had occurred on January 1, 1998. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represent estimates only and should not be construed as being exact. The proved oil and gas reserve information is as of September 30, 1999 and reflects prices and costs in effect as of such date.


RESERVES:

                                              OIL AND CONDENSATE (MBBLS)                      NATURAL GAS (MMCF)
                                --------------------------------------------------------------------------------------


                                                       ACQUIRED        PRO FORMA                   ACQUIRED   PRO FORMA
                                        3TEC          PROPERTIES      CONSOLIDATED        3TEC    PROPERTIES CONSOLIDATED
                                --------------------  ----------  --------------------  ----------  --------  --------

Balance, January 1, 1999                      3,342       7,477                10,819      43,483   140,780   184,263

Extensions and discoveries                       13                                13       1,286               1,286

Purchase of minerals in-place                    97                                97          38                  38

Revision of previous estimates                  319                               319      (4,981)             (4,981)

Production                                     (369)       (565)                 (934)     (2,778)   (8,078)  (10,856)

Sales of minerals in-place                     (355)                             (355)     (1,693)             (1,693)
                                --------------------  ----------  --------------------  ----------  --------  --------


Balance at September 30, 1999                 3,047       6,912                 9,959      35,355   132,702   168,057
                                ====================  ==========  ====================  ==========  ========  ========


Proved developed reserves                     3,040       6,463                 9,503      31,034    95,529   126,563
                                ====================  ==========  ====================  ==========  ========  ========


STANDARD  MEASURE  OF  DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED OIL &
GAS  RESERVES:

                                                                         ACQUIRED
                                                             3TEC       PROPERTIES      PRO FORMA
                                                                      (IN THOUSANDS)
                                                          ----------  ---------------  -----------

Future cash inflows                                       $163,124   $      473,020   $  636,144

Future production costs                                    (60,653)        (125,021)    (185,674)

Future development costs                                    (2,024)         (22,519)     (24,543)
                                                          ----------  ---------------  -----------

Future net inflows before income taxes                     100,447          325,480      425,927

Income taxes                                                (6,982)               -       (6,982)
                                                          ----------  ---------------  -----------

Future net cash flows                                       93,465          325,480      418,945

10% discount factor                                        (40,866)        (154,320)    (195,186)
                                                          ----------  ---------------  -----------


Standardized measure of discounted future net cash flows  $ 52,599   $      171,160   $  223,759
                                                          ==========  ===============  ===========

CHANGES  TO STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO
PROVED  OIL  AND  GAS  RESERVES:

                                                                                 ACQUIRED
                                                                     3TEC       PROPERTIES  PRO FORMA
                                                                              (IN THOUSANDS)
                                                                 ------------  -----------  ---------

Standardized measure, January 1, 1999                            $    38,894   $  175,970   $214,864

  Sales, net of production costs                                      (6,878)     (16,522)   (23,400)
  Purchases of reserves in place                                         749                     749
  Net changes in prices and production costs                          21,595                  21,595
  Net changes in income taxes                                         (3,929)                 (3,929)
  Extensions, discoveries and improved recovery, net of future
    production and development costs                                   2,268                   2,268
  Changes in estimated future development costs                                     2,612      2,612
  Revisions of quantity estimates                                     (3,030)           -     (3,030)
  Accretion of discount                                                2,917        9,100     12,017
  Sales of reserves in place                                          (1,643)           -     (1,643)
  Changes in production rates and other                                1,656            -      1,656
                                                                 ------------  -----------  ---------

Standardized measure, September 30, 1999                         $    52,599   $  171,160   $223,759
                                                                 ============  ===========  =========